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                                                                   EXHIBIT 10.25

                   AMENDMENT TO THE SOFTWARE SUPPORT AGREEMENT
                               DATED APRIL 19,1999

BETWEEN: CYBEROAD.COM (ISLE OF MAN) LIMITED, and Isle of Man corporation
        ("Cyberoad IOM"); and

BETWEEN: CALVEX INTERNATIONAL INC., a British Columbia corporation ("Calvex");

WHEREAS this Amendment acknowledges that:

     a) The parties hereto agree that the Software Support Agreement, between the parties hereto, bears an effective date of May 1, 1999;

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as is necessary, each of which shall be deemed to be an original, and each of which shall constitute one and the same instrument, and shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO THIS 18th DAY OF OCTOBER, 1999 BY:

CYBEROAD.COM (ISLE OF MAN) LIMITED        CALVEX INTERNATIONAL INC.

    /s/  JOHN COFFEY                          /s/  KRISTA M. WILSON
----------------------------------        --------------------------------------
John Coffey,                              Krista M. Wilson,
Director                                  Corporate Secretary